UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): September 23, 2003

NEUBERGER BERMAN INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER     001-15361

DELAWARE	06-1523639
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

605 Third Avenue

New York, NY 10158

(Address of principal executive offices)

(212) 476-9000

(Registrant’s telephone number, including area code)

ITEM 5.	OTHER EVENTS

Neuberger Berman Inc. is announcing that its estimated assets under management as of September 19, 2003 were approximately $66 billion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Neuberger Berman Inc.
(Registrant)

Date: September 23, 2003	By:	/S/ MATTHEW S. STADLER
Name: Matthew S. Stadler
Title: Chief Financial Officer